UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2006
United Components, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	333-107219	04-3759857

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14601 Highway 41 North
Evansville, Indiana 47725
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (812) 867-4156
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure*
United Components, Inc. (the “Company”) is furnishing certain financial information regarding its parent company, UCI Holdco, Inc. (“UCI Holdco”) that it believes will be useful to investors. Because all of UCI Holdco’s operations are conducted through the Company and its subsidiaries, the financial information for UCI Holdco is substantially the same as that of the Company. The information regarding UCI Holdco is included in Exhibits 99.1, 99.2, 99.3 and 99.4 hereto and is incorporated by reference herein. The Company is furnishing the information in this Current Report on Form 8-K and in the exhibits hereto to comply with Regulation FD.
Cautionary Statement Regarding Forward Looking Statements
      This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and should be evaluated as such. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should” or “will” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about (1) general market conditions, competition and pricing; and (2) our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance contained in this Item 7.01 and Exhibits 99.1, 99.2, 99.3 and 99.4 are forward-looking statements.
      We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those discussed in this Item 7.01 and Exhibits 99.1, 99.2, 99.3 and 99.4 may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include:

•	our relationship with AutoZone;

•	expansive return policies or practices such as extended payment terms or pay-on-scan programs;

•	our ability to implement lean manufacturing and integrate our water pump operations with ASC and implement other cost saving plans;

•	our failure to achieve our estimated cost savings related to the ASC Acquisition;

•	our ability to recruit and retain the highly-skilled employees we need to remain competitive;

•	work stoppages at our or our customers’ facilities;

•	increasing pricing pressures from import activity, particularly from China;

•	risks related to the automotive business;

•	increased crude oil and energy prices;

•	risks related to our acquisition strategy;

•	environmental compliance costs and liabilities;

•	potential product liability claims;

•	increases in the cost of our raw materials or the loss of one or more of our suppliers;

•	competition in our markets;

•	our ability to meet our future capital requirements;

•	the introduction of new and improved products and services;

•	risks associated with changing manufacturing techniques;

•	risks related to the international markets we operate in; and

•	the misappropriation of our intellectual property or suits against us for infringement.
      Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included herein are made only as of the date hereof. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.
Basis of Presentation
      The historical consolidated financial statements included herein are of UCI Holdco, Inc. and its subsidiaries. On June 30, 2006, we sold our driveline components operation (“Neapco”) and our specialty distribution operation (“Pioneer”). In the historical financial statements included herein, the results of Neapco and Pioneer have been reflected as discontinued operations, and except as otherwise indicated are not reflected in Exhibits 99.1, 99.2, 99.3 and 99.4.
      We completed the acquisition of ASC Industries, Inc. and its subsidiaries on May 25, 2006 (the “ASC Acquisition Date”). In connection with the ASC Acquisition, our subsidiary, United Components, Inc., amended and restated its credit agreement to provide for a total of up to $405.0 million in available credit facilities. We refer to our acquisition of ASC, together with the related financing, as the “ASC Acquisition.”
      On November 30, 2006, we completed the sale of our lighting systems operation (“Flexible Lamps”), which we refer to as the “Flexible Lamps Sale.”
      We intend to use the net proceeds from an assumed issuance of Senior Floating Rate PIK Notes (the “notes”) in December 2006, together with cash on hand, to pay a special dividend to our stockholders in the amount of $260.0 million. The portion of the special dividend to be paid from cash on hand is subject to the completion of an amendment to the senior credit facilities of United Components, Inc. We refer to the issuance of the notes and the payment of the dividend collectively herein as the “Transactions.”
      Except as otherwise indicated herein or required by the context, the financial information identified herein as “pro forma:”

•	in the case of the unaudited pro forma condensed combined income statements for the year ended December 31, 2005 and for the twelve months ended September 30, 2006 (“LTM”), reflect adjustments to our historical consolidated income statements for such periods to give effect to:

°	the consummation of the Transactions;

°	the ASC Acquisition; and

°	the Flexible Lamps Sale,

as if such transactions had occurred at the beginning of such period; except the unaudited pro forma condensed combined income statement for the twelve months ended September 30, 2006 does not include the results of ASC for the three months ended December 31, 2005. Calculations of our pro forma net sales by sales channel and product line for the LTM period include management’s estimate of ASC’s net sales for such period.

•	in the case of the unaudited pro forma condensed combined balance sheet data as of December 31, 2005, reflect adjustments to our historical consolidated balance sheets as of such date to give effect to:

°	the consummation of the Transactions;

°	the ASC Acquisition;

°	the sales of Neapco and Pioneer; and

°	the Flexible Lamps Sale,

as if such transactions had occurred on such date; and

•	in the case of the unaudited pro forma condensed combined balance sheet data as of September 30, 2006, reflect adjustments to our historical consolidated balance sheets as of such date to give effect to:

°	the consummation of the Transactions; and

°	the Flexible Lamps Sale,

as if such transactions had occurred on such date.
      The pro forma financial information contained herein is based on certain assumptions and adjustments and does not purport to reflect what our actual results of operations would have been had these transactions occurred as of or on such dates, nor are they necessarily indicative of the results of operations that we may achieve in the future. For additional information, you should refer to Exhibits 99.2, 99.3 and 99.4.
      Unless the context otherwise requires, references herein to “we,” “us,” “our” and “Company” refer to UCI Holdco, Inc., together with its subsidiaries; references to “UCI Holdco” or the “issuer” refer only to UCI Holdco, Inc., the issuer of the notes by; references to “UCI” refer to United Components, Inc., together with its subsidiaries; and references to “UCI Acquisition” refer to UCI Acquisition Holdings, Inc., a wholly owned subsidiary of UCI Holdco and the parent company of UCI.
Item 9.01. Exhibits*
(c) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information
99.2	Managements Discussion and Analysis of Results of Operations and Financial Condition
99.3	Consolidated Financial Statements as of December 31, 2005 and for each of the years in the 2 year period ended December 31, 2005
99.4	Other Data

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 12th day of December, 2006.

UNITED COMPONENTS, INC.
By:	/s/ Charles T. Dickson
Name:	Charles T. Dickson
Title:	Chief Financial Officer